Section 1350 Certifications

EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the three months ended September 30, 2008, (the “Report”) of First West Virginia Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the dates indicated below certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2008	/s/ Sylvan J. Dlesk
Sylvan J. Dlesk
Chairman, President and Chief Executive Officer/Director
(Principal Executive Officer)

Date: November 7, 2008	/s/ Francie P. Reppy
Francie P. Reppy
Executive Vice President, Chief Administrative Officer and Chief Financial Officer
(Chief Financial Officer)